EXHIBIT 10.3

SEVENTH AMENDMENT
TO
SENIOR CONVERTIBLE LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO SENIOR CONVERTIBLE LOAN AND SECURITY AGREEMENT is made and entered into as of July 6, 2005 , by and between Acceris Communications Inc. (formerly known as I-Link Incorporated), a Florida corporation (the “Borrower”) and Counsel Corporation, an Ontario corporation (“Counsel Corp”), and Counsel Capital Corporation, an Ontario corporation (“Counsel Capital”), (collectively hereinafter referred to as the “Parties”).

WHEREAS, Counsel Communications, LLC, a Delaware limited liability company (“CCOM”) having assigned ninety percent (90%) of its right title and interests in the Loan Agreement (as hereinafter defined) subject to the Amended Debt Restructuring Agreement (as hereinafter defined) on October 31, 2001, to Counsel Corp and ten percent (10%) of its right, title and interests to Counsel Capital (hereinafter Counsel Corp and Counsel Capital collectively referred to as the “Lender”); and

WHEREAS, the Borrower and the Lender are Parties to a Senior Convertible Loan and Security Agreement, dated March 1, 2001 as amended by the First, Second, Third, Fourth, Fifth and Sixth Amendments to Senior Convertible Loan and Security Agreement, dated May 8, 2001, March 1, 2003, November 19, 2003, June 30, 2004, December 7, 2004, and April 28, 2005 (collectively the “Loan Agreement”) and subject of the Amended and Restated Debt Restructuring Agreement dated October 15, 2002 between Borrower, Counsel Corporation (US), a Delaware corporation, and CCOM (the “Amended Debt Restructuring Agreement”); and

WHEREAS, the Parties, inter alia, desire to amend the Loan Agreement effective as of May 16, 2005 (the “Effective Date”) as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

1. Extension of Maturity Date. Effective as of the Effective Date, Section 4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 4. Term. This Agreement shall be effective from the date hereof and shall terminate on April 30, 2006, unless terminated earlier pursuant to the default provisions of this Agreement (the “Maturity Date”). Principal and interest shall be due and payable on the Maturity Date.” Notwithstanding the forgoing, upon the legal Closing of the transaction with North Central Equity LLC for the sale of substantially all of the telecommunication assets of Acceris Communications Corp, this Agreement shall terminate on December 31, 2006 and such date shall become the Maturity Date unless terminated earlier pursuant to the default provisions of this Agreement.

2.  Effect on Loan Agreement and Loan Note. This Seventh Amendment is not intended, nor shall it be construed, as a modification or termination of the Amended Debt Restructuring Agreement. Except as expressly provided herein, the Loan Agreement and the Loan Note annexed thereto are hereby ratified and confirmed and remain in full force and effect in accordance with their respective terms.

[See attached signature page]

Signature page
to
Seventh Amendment to Senior Convertible Loan and Security Agreement
dated as of July 6, 2005

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Seventh Amendment as the date first set forth above.

ACCERIS COMMUNICATIONS INC.

By:__________________________
Name:
Title:

COUNSEL CORPORATION

By:__________________________
Name:
Title:

COUNSEL CAPITAL CORPORATION

By:__________________________
Name:
Title: